Equity Investor Presentation December 31, 2013

Forward-Looking Statements In addition to historical information, this presentation includes forward-looking statements that reflect management’s current expectations for Farmer Mac’s future financial results, business prospects, and business developments. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Management’s expectations for Farmer Mac’s future necessarily involve a number of assumptions and estimates and the evaluation of risks and uncertainties. Various factors or events could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward-looking statements. Some of these factors are identified and discussed in Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 13, 2014, which is also available on Farmer Mac’s website (www.farmermac.com). In light of these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of December 31, 2013. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements to reflect any future events or circumstances, except as otherwise mandated by the SEC. This presentation is for general informational purposes only, is current only as of December 31, 2013, and should be read in conjunction with Farmer Mac’s above-referenced Annual Report on Form 10-K. Farmer Mac uses core earnings, a non-GAAP financial measure, to measure corporate economic performance and develop financial plans because, in management’s view, core earnings is a useful alternative measure in understanding Farmer Mac’s economic performance, transaction economics, and business trends. Core earnings principally differs from GAAP net income by excluding the effects of fair value accounting guidance, which are not expected to have a cumulative net impact on GAAP earnings if the financial instruments are held to maturity, as is generally expected. Core earnings also differs from GAAP net income by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac’s core business. This non-GAAP financial measure may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of this non-GAAP measure is intended to be supplemental in nature, and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. No Offer or Solicitation of Securities This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2014 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac. 2

 Overview and Highlights.................................4  Business and Products....................................11  Portfolio and Lines of Business......................14  Financial Performance...................................21  Funding and Risk Management.....................25  Appendix......................................................29 3

Overview and Highlights 4

 Created in the 1980s to help prevent future agricultural credit crises – Provide a secondary market for agricultural and rural utilities loans – Broaden access and drive more efficient loan pricing – Reduce agricultural credit market volatility  Provide diverse product suite to lenders – Loan purchases – Loan guarantees or purchase commitments (Standbys) – Loan financing products  Well-established and unique brand in agricultural and rural lending  25-year track record – Low credit losses – Steady core earnings growth 5 TIMELINE 1987 – Farmer Mac initially chartered by Congress as an instrumentality of the United States 1996 – First major charter revision and expansion of authority (e.g., direct loan purchases) 1999 – First listed on NYSE (AGM) 2008 – Second major charter revision and expansion of authority (Rural Utilities)

6  Finance asset purchases through issuance of low-cost debt  Issue at narrow, GSE spreads to U.S. Treasuries  Robust worldwide demand for agricultural products  Strong profitability within agricultural sector  Expected future increases in rural utilities capital investment  Rigorous underwriting standards  Modest delinquencies  Low cumulative historical credit losses  Overhead / outstanding business volume ~ 24 bps  Outstanding business volume / total employees ~ $200 million per employee Funding Advantage Growth Prospects Quality Assets Operational Efficiency Consistent Returns  Steady core earnings growth  Core earnings return on equity ~ 20% to 25%

7 $5.4 $9.1 $11.7 $11.3 $5.3 $10.0 $12.9 $16.5 $7.9 $11.2 $13.4 $11.8 $6.8 $12.6 $11.6 $15.3 $0 $10 $20 $30 $40 $50 $60 2010 2011 2012 2013 Mil lion s Q4 Q3 Q2 Q1 $25.4 $42.9 $49.6 $54.9

8 $8.2 $8.1 $9.1 $9.7 $1.4 $1.5 $1.6 $1.7 $2.6 $2.3 $2.3 $2.6 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2010 2011 2012 2013 B il li o n s Rural Utilities USDA Guarantees Farm & Ranch $13.0 $14.0 Note: Includes on- and off-balance sheet outstanding business volume $12.2 $11.9

9 $70.2 $40.6 $33.3 $28.3 1.63% 0.93% 0.70% 0.55% 0.58% 0.34% 0.26% 0.20% 0.00% 0.50% 1.00% 1.50% 2.00% $0 $20 $40 $60 $80 $100 2010 2011 2012 2013 M il li o n s 90-day Delinquencies (Left Axis) % of Farm & Ranch Only (Right Axis) % of Total Portfolio (Right Axis)

$461 $475 $519 $591 $160 $127 $145 $192 $0 $50 $100 $150 $200 $250 $0 $100 $200 $300 $400 $500 $600 2010 2011 2012 2013 Mil lion s M il li o n s Core Capital (Left Axis) Excess Statutory Capital (Right Axis) (1) (2) 10 (1) Core Capital defined as total equity less accumulated other comprehensive income (2) Excess Statutory Capital defined as Core Capital less statutory minimum capital

Business and Products 11

12 Mortgage Lenders: • Community Banks • Farm Credit System • Mortgage Companies • Commercial Banks • Insurance Companies • Credit Unions Rural Utility Cooperative Lenders: • National Rural Utilities CFC • CoBank Farmers & Ranchers Rural Utility Cooperatives BORROWERS LOAN ORIGINATORS FARMER MAC Farm & Ranch: Loans $2.2B AgVantage $4.5B Standbys / AMBS(1) Guar. $3.0B Total $9.7B USDA Guarantees: USDA guaranteed portions $1.7B of loans Rural Utilities: Loans $1.1B AgVantage $1.5B Total $2.6B 69% of Total 19% of Total 12% of Total (1) Agricultural mortgage-backed securities (AMBS)

13 • Originator bank sells loans that are not good fit with its funding sources • Originator maintains field servicing • Frees capital for originator • Reduce capital risk weightings • Originator maintains borrower relationships Loan Purchases Loan Guarantees: • Standbys • AMBS Guarantees PRODUCT TYPE FEATURES LINES OF BUSINESS F & R USDA RU Total $2.2B $1.7B $1.1B $5.0B 15% 12% 8% 35% $4.5B -- $1.5B $6.0B 32% 11% 43% $0.8B -- -- $0.8B 6% 6% $2.2B -- -- $2.2B 16% 16% Loan Financing: • AgVantage • AMBS • AgVantage: Originator retains loans; issues AgVantage securities • AMBS: Securitize loans; FM or the originator buys the AMBS Common Features: • Attractive funding rates • Reduce capital risk weightings • Originator maintains borrower relationships Total $9.7B $1.7B $2.6B $14.0B

Portfolio and Lines of Business 14

 $14.0 billion total business volume – 8% annual growth  Lines of business ($ and annual growth) – Farm & Ranch – $9.7B; +7% – USDA – $1.7B; +6% – Rural Utilities – $2.6B; +13%  Product types – Loan purchases » USDA Guaranteed portions of loans are a distinct line of business – Loan financing » AgVantage bonds » AMBS – Loan guarantees » Standbys » AMBS Guarantees 15 $2.9 $2.7 $3.3 $5.1 $5.6 $6.0 $2.4 $3.1 $3.0 $1.5 $1.6 $1.7 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Q4 2011 Q4 2012 Q4 2013 B ill io n s Loans AgVantage Standbys / Guar. USDA Guarantees (1) (2) Product Type (1) Includes loans underlying consolidated AMBS (2) Includes off-balance sheet Farmer Mac Guaranteed AMBS $11.9 $13.0 $14.0

 Purchase or guarantee first mortgages on agricultural real estate – Loans (spread) » Purchase and retain eligible whole loans » Higher spreads; underwriting standards mitigate direct credit risk – Standbys / Guarantees (fees) » Issue purchase commitments (Standbys) for eligible loans » Guarantee scheduled payments on off-balance sheet AMBS – AgVantage (spread and fees) » Buy general obligation securities issued by loan originators » Secured by pools of eligible loans 16 $2.0 $1.7 $2.2 $2.4 $3.1 $3.0 $3.7 $4.3 $4.5 $0 $2 $4 $6 $8 $10 $12 Q4 2011 Q4 2012 Q4 2013 B ill io n s Loans Standbys / Guarantees AgVantage (1) (2) $8.1 $9.1 $9.7 Farm & Ranch by Product Type (1) Includes loans underlying consolidated AMBS (2) Includes off-balance sheet Farmer Mac Guaranteed AMBS Direct Credit Risk Portfolio

17 Crops 52% Permanent Plantings 18% Livestock 24% Part-time Farm / Housing 3% AgStorage/ Processing 3% Northwest 10% Southwest 34% Mid-North 33% Mid-South 12% Northeast 4% Southeast 7% December 31, 2013 Commodity Type Geography

 Work with rural utility cooperative lenders (two eligible)  Rural utility borrowers are local monopolies – Represent ~10% of U.S. electricity sales and retail customers – Have cost-plus pricing – Loans secured by a first lien on all assets, future revenues  Product types similar to Farm & Ranch (no Standbys at this time) 18 $0.9 $1.0 $1.1 $1.4 $1.3 $1.5 $0 $2 $4 Q4 2011 Q4 2012 Q4 2013 B ill io n s Loans AgVantage (1) Rural Utilities by Product Type (1) Includes loans underlying consolidated Rural Utilities Guaranteed Securities $2.3 $2.3 $2.6

 U.S. Department of Agriculture guarantee on private sector loans – Full faith and credit of U.S. government  Loan collateral – Farm real estate (FO) – Farm equipment (OL) – Rural business assets (BI) – Community facilities (CF) 19 Note: OL = operating line, FO = farm ownership, CF = community facility, BI = business & industry $0.2 $0.2 $0.2 $0.1 $0.1 $0.1 $1.1 $1.2 $1.3 $0.1 $0.1 $0.1 $0 $1 $2 Q4 2011 Q4 2012 Q4 2013 B ill io n s BI CF FO OL USDA Guarantees by Loan Type $1.5 $1.6 $1.7

 Rural Utilities has not had any delinquencies, nor any credit losses  USDA Guarantees has not had any credit losses  Farm & Ranch has cumulative losses of 0.16%, or approximately 1bp/year – Cumulative losses of $31 million – On $18.8 billion of cumulative originations 20 -$2 $0 $2 $4 $6 $8 $10 $12 N et L o ss / (Gai n ) Mil lion s Loan Origination Year Part Time Farm / Rural Housing Permanent Plantings Livestock Crops Ag Storage & Processing

Financial Performance 21

 Core earnings of $54.9 million ($4.90 per diluted common share) – Strong credit performance and continued portfolio growth – Stabilization of spreads in second half of 2013  Total new business volume of $3.1 billion – Purchases of $1.3 billion of AgVantage securities – Purchases of $825 million of Farm & Ranch loans (up 45% vs 2012) – Net total business volume growth of $1.0 billion after repayments  Credit quality reflects the strength of the agricultural and rural utility sectors – 90-day delinquencies of $28.3 million (0.55% of Farm & Ranch loans), down from $33.3 million (0.70% of Farm & Ranch loans) in 2012  Regulatory capital level exceeds statutory minimum capital levels by $192 million, or 48% 22

December 31, 2013 December 31, 2012 December 31, 2011 December 31, 2010 December 31, 2009 (in millions) Cash and cash equivalents $ 749.3 $ 785.6 $ 817.0 $ 729.9 $ 654.8 Investment securities 2,484.1 2,499.6 2,184.5 1,763.3 1,131.9 Farmer Mac guaranteed securities 5,091.6 4,766.3 4,289.3 2,907.3 3,399.0 USDA guaranteed securities 1,612.0 1,590.8 1,491.9 1,317.4 - Total loans 3,200.1 2,741.2 2,904.4 2,568.4 760.0 Allowance for loan losses (6.9) (11.4) (10.2) (9.8) (6.3) Total loans, net of allowance 3,193.2 2,729.8 2,894.2 2,558.6 753.7 Other assets 231.6 250.1 206.6 203.4 199.4 Total assets $ 13,361.8 $ 12,622.2 $ 11,883.5 $ 9,479.9 $ 6,138.8 Notes payable $ 12,340.0 $ 11,602.1 $ 10,192.8 $ 7,940.1 $ 5,571.6 Reserve for losses 6.5 5.5 7.4 10.3 7.9 Other liabilities 440.8 421.6 1,128.8 1,050.6 218.9 Total liabilities 12,787.3 12,029.2 11,329.0 $9,001.0 5,798.4 Total stockholders’ equity (1) 332.6 351.1 312.6 237.0 340.4 Non-controlling interest - preferred stock 241.9 241.9 241.9 241.9 - Total equity 574.5 593.0 554.5 478.9 340.4 Total liabilities and equity $ 13,361.8 $ 12,622.2 $ 11,883.5 $ 9,479.9 $ 6,138.8 23 (1) Includes $144.2 million of mezzanine equity for December 31, 2009

24 2013 2012 2011 2010 Net effective spread: (in millions) Interest income $ 255.8 $ 274.9 $ 281.4 $ 243.3 Interest expense 150.5 168.3 192.0 176.8 Net effective spread 105.3 106.6 89.4 66.5 Non-interest income: Guarantee and commitment fees 27.9 26.6 28.1 28.7 Other income 3.4 1.4 1.2 2.0 Non-interest income 31.3 28.0 29.3 30.7 Non-interest expenses: (Release of)/provision for losses (0.4) 1.9 (2.3) 4.3 Compensation and employee benefits 17.8 19.2 17.9 17.2 General and administrative 11.6 11.1 9.7 8.6 Other non-interest expenses 2.4 2.4 3.9 4.4 Non-interest expense 31.4 34.6 29.2 34.5 Core earnings before income taxes 105.2 100.0 89.5 62.7 Income tax expense 24.6 25.3 21.5 12.5 Core earnings before preferred stock dividends 80.6 74.7 68.0 50.2 Preferred stock dividends (25.7) (25.1) (25.1) (24.8) Core earnings $ 54.9 $ 49.6 $ 42.9 $ 25.4

Funding and Risk Management 25

 Finance asset purchases with proceeds of debt issuances – 20+ dealers – Match funding effectively locks in net spread  Debt securities trade at narrow spreads to comparable maturity Treasuries * As of February 28, 2014  Farmer Mac’s debt securities carry privileges for certain holders – 20% capital risk weighting – Eligible collateral for Fed advances – Legal investments for federally supervised financial institutions 26 Maturity (Years) 1 3 5 10 Spread to Treasury* 6 bps 12 bps 23 bps 70 bps

 Match funding asset purchases with liabilities that have similar interest rate characteristics – Duration and convexity matching – Coupon type – Reset frequency  Manage prepayment risk on mortgages – Callable debt and bullet issuance across spectrum of maturities – Can adjust effective asset and debt coupon and duration characteristics through the use of interest rate swaps  Perform regular stress testing and disclose a variety of sensitivity measures – Duration Gap – Market Value of Equity (MVE) Sensitivity – Net Interest Income (NII) Sensitivity 27

 Farmer Mac maintains an investment portfolio to provide a back-up source of liquidity in excess of regulatory requirements – A minimum of 60 days of liquidity required by regulation  $3.2 billion investment portfolio at quarter-end – Cash and highly-rated investment securities – Conservative portfolio goals » Minimize exposure to market volatility » Preservation of capital » Ready access to cash – Provided 134 days of liquidity at year-end  Farmer Mac also has a $1.5 billion line of credit with the U.S. Treasury – Supports Farmer Mac guarantee obligations – Farmer Mac has never used this line of credit 28 Cash & Equiv. 23% Guar. by GSEs and other U.S. Gov't. Agencies 65% Corporate Debt Securities 6% Asset- Backed Securities 6% Liquidity Portfolio

Appendix 29

30 2013 2012 2011 2010 (dollars in thousands, except per share amounts) Core Earnings $54,892 $49,642 $42,907 $25,365 Core Earnings per Diluted Share $4.90 $4.51 $3.97 $2.39 Net Effective Spread ($) $105,251 $106,557 $89,419 $66,478 Net Effective Spread (%) 0.86% 0.95% 0.96% 1.06% Guarantee & Commitment Fees $27,922 $26,622 $28,090 $28,718 Excess Regulatory Capital $192,200 $145,000 $126,500 $159,600 Common Stock Dividends per Share $0.48 $0.40 $0.20 $0.20 Outstanding Business Volume $13,950,312 $13,015,188 $11,913,302 $12,216,709 90-Day Delinquencies – Farm & Ranch 0.55% 0.70% 0.93% 1.63% Charge-Offs $4,004 $2,501 $252 $605 Book Value per Share $25.20 $27.43 $24.63 $17.45 Core Earnings Return on Equity 22% 25% 25% 17%

31 2013 2012 2011 2010 Core earnings $54,892 $49,642 $42,907 $25,365 Reconciling items (after-tax effects): Unrealized gains/(losses) on financial derivatives and hedging activities 29,368 4,325 (30,930) 13,046 Unrealized (losses)/gains on trading assets (533) 200 2,246 3,426 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (12,467) (7,266) (3,692) (7,617) Net effects of settlements on agency forwards 573 856 (2,523) (670) Lower of cost or fair value adjustments on loans held for sale - (3,863) 5,776 (5,686) Issuance costs on the retirement of preferred stock - - - (5,784) GAAP net income attributable to common stockholders $71,833 $43,894 $13,784 $22,080 (in thousands) Core Earnings by Year-Ended

32 Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield For the quarter ended: December 31, 2013 18,080$ 1.34% 2,708$ 0.65% 2,047$ 0.32% 4,309$ 0.56% 27,144$ 0.85% September 30, 2013 16,174 1.23% 2,831 0.68% 2,985 0.46% 3,791 0.52% 25,781 0.83% June 30, 2013 16,325 1.30% 2,738 0.68% 3,033 0.46% 3,967 0.58% 26,063 0.87% March 31, 2013 16,049 1.32% 2,933 0.73% 3,014 0.51% 4,267 0.59% 26,263 0.90% December 31, 2012 16,133 1.36% 2,869 0.74% 3,155 0.55% 4,303 0.56% 26,460 0.91% September 30, 2012 16,839 1.46% 2,830 0.73% 3,109 0.57% 4,478 0.57% 27,256 0.95% June 30, 2012 16,749 1.54% 2,790 0.74% 3,006 0.55% 4,664 0.64% 27,209 0.99% March 31, 2012 14,874 1.45% 2,766 0.75% 3,177 0.54% 4,815 0.66% 25,632 0.94% December 31, 2011 15,442 1.57% 2,693 0.74% 3,152 0.54% 4,735 0.71% 26,022 1.00% Fourth quarter 2013 includes the impact in Farm & Ranch net effective spread of one-time adjustments for recovered buyout interest and yield maintenance (14 basis points in aggregate) and the impact in Rural Utilities of spread compression from the early refinancing of loans and AgVantage securities (11 basis points). (dollars in thousands) Farm & Ranch USDA Guarantees Rural Utilities Corporate Net Effective Spread (1) (1)

33 Dec-13 Sep-13 Jun-13 Mar-13 Dec-12 Sep-12 Jun-12 Mar-12 Dec-11 Revenues: Net effective spread 27,144$ 25,781$ 26,063$ 26,263$ 26,460$ 27,256$ 27,209$ 25,632$ 26,022$ Guarantee and commitment fees 7,130 7,047 6,954 6,792 6,764 6,591 6,607 6,660 6,740 Other 427 (466) 3,274 187 393 384 (294) 18 55 Total revenues 34,701 32,361 36,291 33,242 33,617 34,231 33,522 32,310 32,817 Credit related expenses: (Release of)/provisions for losses 12 (36) (704) 1,176 1,157 94 174 450 (118) REO operating expenses 3 35 259 126 47 66 15 6 82 (Gains)/losses on sale of REO (26) (39) (1,124) (47) (629) 13 (262) - (254) Total credit related expenses (11) (40) (1,569) 1,255 575 173 (73) 456 (290) Operating expenses: Compensation & employee benefits 4,025 4,523 4,571 4,698 5,752 4,375 4,574 4,485 3,916 General & Administrative 3,104 2,827 2,715 2,917 2,913 2,788 2,664 2,758 2,315 Regulatory fees 594 593 594 594 594 562 562 563 563 Total operating expenses 7,723 7,943 7,880 8,209 9,259 7,725 7,800 7,806 6,794 Net earnings 26,989 24,458 29,980 23,777 23,783 26,333 25,795 24,048 26,313 Income taxes 5,279 6,263 7,007 6,081 5,914 6,682 6,627 6,028 7,471 Non-controlling interest 5,546 5,547 5,547 5,547 5,546 5,547 5,547 5,547 5,546 Preferred stock dividends 882 881 881 851 720 719 720 720 720 Core earnings 15,282 $11,767 $16,545 $11,298 $11,603 $13,385 $12,901 $11,753 $12,576 (in thousands)

34 Dec-13 Sep-13 Jun-13 Mar-13 Dec-12 Sep-12 Jun-12 Mar-12 Dec-11 Core earnings $15,282 $11,767 $16,545 $11,298 $11,603 $13,385 $12,901 $11,753 $12,576 Reconciling items (after-tax effects): Unrealized gains/(losses) on financial derivatives and hedging activities 8,003 4,632 11,021 5,712 4,719 3,456 (14,035) 10,185 386 Unrealized (losses)/gains on trading assets (50) (407) (212) 136 1,778 (286) (2,006) 714 2,476 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value (10,864) (421) (564) (618) (4,534) (873) (901) (958) (1,875) Net effects of settlements on agency forwards 114 (158) 955 (338) (102) 699 (250) 509 (240) Lower of cost or fair value adjustments on loans held for sale - - - - (3,863) - - - - GAAP net income/(loss) attributable to common stockholders 12,485$ 15,413$ 27,745$ 16,190$ 9,601$ 16,381$ (4,291)$ 22,203$ 13,323$ (in thousands) Core Earnings by Quarter Ended

 SEC regulation under federal securities laws since initial charter  Subject to NYSE rules and regulations since 1999  Regulated by the Farm Credit Administration (FCA) through its Office of Secondary Market Oversight (see www.fca.gov for more information)  Congressional oversight through Congressional committees – Agriculture-related committees in House and Senate 35

 Class A Voting Common Stock 1.0 million – NYSE traded “AGM.A” – Ownership restricted to Financial Institutions  Class B Voting Common Stock 0.5 million – Not publicly traded – Ownership restricted to Farm Credit System Institutions  Class C Non-Voting Common Stock 9.4 million – NYSE traded “AGM” – No ownership restrictions 36 Number of Shares

Source: http://usda.mannlib.cornell.edu/MannUsda/viewDocumentInfo.do?documentID=1446 Agricultural Land Values 37 0 500 1000 1500 2000 2500 3000 3500 4000 4500 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 A v er a g e V a lu e P er Ac re Cropland Values All Farm Real Estate

2014 Forecast as of 2/20/14 Source: USDA Farm Sector & Household Income Real Net Farm Income Debt-to-asset Ratio  Agricultural sector using favorable conditions to reduce leverage  Conditions have remained favorable due to high levels of net cash income over the past several years  Real 2014 net farm income is expected to be $88 billion 38 0 20 40 60 80 100 120 140 $ B ill io n s 5% 10% 15% 20% 25% 30 yr. average 10 yr. average